UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 21, 2021 (June 16, 2021)

Altice USA, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

001-38126		38-3980194
(Commission File Number)		(IRS Employer Identification Number)

1 Court Square West
Long Island City,	New York	11101
(Address of principal executive offices)		(Zip Code)

(516) 803-2300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	ATUS	New York Stock Exchange

Item 5.07    Submission of Matters to a Vote of Security Holders
On June 16, 2021, Altice USA, Inc. (the "Company") held its 2021 Annual Meeting of Stockholders ("Annual Meeting") at which the Class A and Class B stockholders voted together as a single class upon: (i) the election of Patrick Drahi, Gerrit Jan Bakker, David Drahi, Dexter Goei, Mark Mullen, Dennis Okhuijsen, Charles Stewart and Raymond Svider to the Company’s Board of Directors for one-year terms; and (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year.
The Class A and Class B stockholders elected all eight eligible director nominees on which they voted, and approved the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year.
The number of votes cast for, withheld or against and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below. In accordance with the Company’s Amended and Restated Certificate of Incorporation, Class A stockholders have one vote per share and Class B stockholders have twenty-five votes per share.
No other matters were considered and voted on by the stockholders at the Annual Meeting.
Proposal 1: Election of Directors

	For	Against	Abstain	Broker Non-Votes
Patrick Drahi	4,732,372,092	82,228,854	25,958	12,875,019
Gerrit Jan Bakker	4,748,369,212	66,231,055	26,637	12,875,019
David Drahi	4,731,139,906	83,050,052	436,946	12,875,019
Dexter Goei	4,750,619,054	63,981,860	25,990	12,875,019
Mark Mullen	4,738,404,297	76,195,990	26,617	12,875,019
Dennis Okhuijsen	4,748,017,116	66,583,274	26,514	12,875,019
Charles Stewart	4,694,993,199	119,607,188	26,517	12,875,019
Raymond Svider	4,688,767,642	125,774,039	85,223	12,875,019

Proposal 2: Ratification of Appointment of KPMG LLP as Independent Registered Public Accounting Firm

For:	4,826,238,212
Against:	1,140,309
Abstain:	123,402

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTICE USA, INC.

Dated: June 21, 2021	By:	/s/ Michael E. Olsen
Michael E. Olsen
Executive Vice President, General Counsel and Secretary